Derivative Financial Instruments and Hedging Activities - Summary of Interest Rate Swaps Not Designated as Hedging Instruments (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Other Assets [Member]
Derivatives, Fair Value [Line Items]
Notional	$ 174,524	$ 251,207
Fair Value	12,294	23,299
Other Liabilities [Member]
Derivatives, Fair Value [Line Items]
Notional	174,524	251,207
Fair Value	$ (12,419)	$ (23,526)